Summary Prospectus

Apex Mid Cap Growth Fund

January 26, 2011

Ticker:  BMCGX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus, Statement of Additional Information, and other information about the Fund online at http://www.apexfund.net/prospectus.html.  You may also obtain this information at no cost by calling (877) 593-8637 or by sending an email request to lsnyder@mutualss.com.

The Fund’s Prospectus and Statement of Additional Information, both dated January 26, 2011, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Apex Mid Cap Growth Fund (the “Fund”) seeks growth of capital.  Current income is a secondary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Sales Charge (Load)	None
Deferred Sales Charge (Load)	None
Redemption Fee on shares held less than 90 days	2.00%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution and Service (12b-1) Fees	0.25%
Other Expenses	5.18%
Total Annual Fund Operating Expenses	6.43%

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Year	5 Year	10 Year
$638	$1,888	$3,102	$5,988

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 153% of the average value of its portfolio.

Principal Investment Strategies

Normally, the Fund invests at least 80% of its assets in the equity securities of companies that management believes, based on fundamental research, have growth potential for revenues and earnings as well as multiple expansion.  Under normal circumstances, the Fund will invest at least 80% of total assets in common stocks of companies with medium market capitalization (which, for purposes of this fund, are those companies with market capitalization similar to companies in the Russell Midcap® Index or the Standard & Poor’s MidCap 400® index; recently, for example, that would be $210 million to $18,168 million).

Our fundamental research includes analysis of recent earnings reports along with various news releases by the company.  Some factors the Fund’s manager may consider when selecting stocks include:

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Potential for future growth in revenues and earnings

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The value relative to the other investment alternatives

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The potential of a new product

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The potential for the company to be taken over

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Management capability and practices

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The economic and political outlook.

The decision to sell a security is based upon many factors.  The Fund will not necessarily dispose of a security just because its value decreases, unless the Manager determines that the security is inconsistent with the Fund's investment objectives.  Factors considered include:

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Increases in the price level of the security which the Manager believes reflect earnings growth too far in advance

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Changes in the relative opportunities offered by various securities

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Actual or potential deterioration of the issuer's earning power that the Manager believes may adversely affect the price of its securities.

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Computer models for stock selection developed by the Advisor.

As a consequence of the Fund’s investment strategy, the Fund often has a high portfolio turnover rate.

Principal Risks

As with all equity investments, it is possible to lose money by investing in the Fund.

The value of the Fund's shares and the securities held by the Fund can each decline in value.

This Fund is intended for investors who seek long-term capital growth and are willing to tolerate short-term fluctuations in price in order to achieve this objective.

Equity Risk.  Investments in individual companies may not perform as anticipated.  There is no guarantee that the stocks will generate income (e.g., dividends); companies are not obligated to pay dividends.  Additionally, common stocks of any given issuer generally expose the stockholder to greater risk than preferred stocks or debt obligations of the same issuer, especially if the issuer were to declare bankruptcy.  That is because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Stock Market Risk.  Since the Fund primarily invests in a diversified portfolio of common stocks, an investment in the Fund should be made with an understanding of the risks inherent in an investment in common stocks, including a susceptibility to general stock market movements and volatile changes in value.

Mid-Cap Company Risk.  Investing in medium capitalization stocks may involve greater risk than investing in large capitalization stocks, because they can be subject to more abrupt or erratic movements.

Portfolio Turnover Risk.  The Fund may engage in short-term trading to try to achieve its investment objective and is therefore likely to have an annual portfolio turnover rate of over 100%. High rates of portfolio turnover (100% or more) entail transaction costs that could impact the Fund’s performance, and may increase taxable distributions.

Performance

The following performance information provides some indication of the risks of investing in the Fund.  The bar chart shows the change in the average annual returns of the Fund.  The table below illustrates how the Fund’s average total return over time compares with a broad-based securities index.  The table shows how the average annual returns for the last one, five and ten years compare with that of the S&P MidCap 400 index and S&P 500 index.  The Fund’s past performance, before and after taxes, is not an indication of how the Fund will perform in the future.

(1)

As of September 30, 2010, the Fund had a calendar year-to-date return of 9.52%.

(2)

During the periods shown in the chart, the highest quarterly return was 81.71% for the quarter ended June 30, 2003; the lowest quarterly return was -56.08% for the quarter ended December 29, 2000.

AVERAGE ANNUAL TOTAL RETURNS

For the periods ended December 31, 2009

	1 Year	5 Years	10 Years
Return Before Taxes	+21.49%	-3.86%	-12.53%
Return After Taxes on Distributions	+21.49%	-3.86%	-13.32%
Return After Taxes on Distributions and Sale of Fund Shares	+13.97%	-3.24%	-9.71%
S&P MidCap 400 Index (reflects no deduction for fees, expenses, or taxes)	+37.38%	+3.27%	+6.36%
S&P 500 Index (reflects no deduction for fees, expenses, or taxes)	+26.46%	+0.42%	-0.95%

The S&P MidCap 400 is an index of 400 U.S. corporations of medium capitalization.  The S&P 500 is an index of 500 major, large-capitalization U.S. corporations.  Returns for the S&P 500 index are included here merely because it is a popular, well-known index.

The after-tax returns shown are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.  After-tax returns on distributions and the sale of Fund shares assume a complete sale of Fund shares at the end of the measurement period, resulting in capital gains taxes or a tax benefit from any resulting capital losses.  After-tax returns exclude the 2% redemption fee on shares redeemed within 90 days of purchase.  Actual after-tax returns will depend on your individual tax situation and may differ from those shown.

The after-tax returns shown are not relevant to you if you hold your Fund shares through a tax-deferred arrangement, such as a 401(k) plan or Individual Retirement Account (IRA).  However, withdrawals from such tax-deferred plans may be subject to taxes.

Investment Advisor

Bhirud Associates, Inc.

Portfolio Manager

Suresh L. Bhirud, Portfolio Manager since the Fund’s inception in 1992.

Purchase and Sale of Fund Shares

The minimum initial investment for all accounts in the Fund is $1,000.  The minimum amount for subsequent investments is $100.

Investors may purchase or redeem Fund shares on any business day by mail sent to the following address.

"The Apex Mid Cap Growth Fund",

c/o Mutual Shareholder Services, LLC.

8000 Town Centre Drive, Ste 400

Broadview Heights, OH 44147

Alternative methods of purchasing and redeeming shares are also available.  Please telephone the Fund at 877-593-8637 for instructions.  For additional information, please refer to “Shareholder Information” in the Prospectus.

Tax Information

The Fund’s dividend and capital gains distributions are subject to Federal income taxes and may also be subject to state and local taxes, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account (IRA).  Such tax-deferred arrangements may be taxed later upon withdrawal of assets from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.

Summary Prospectus 2010